Dividends	12 Months Ended
Dec. 31, 2023
Dividend [Abstract]
Dividends

25. Dividends

On May 24, 2023 Stevanato Group shareholders approved the distribution of EUR 14,294 thousand in dividends (EUR 0.054 per share) from the net profits realized in the prior financial year. The dividend was payable on July 17, 2023 to shareholders of record at June 6, 2023. In July 2023 the Company paid EUR 3,842 thousand of the distribution to shareholders and the remaining balance, which related to dividends payables to Stevanato Holding S.r.l., was paid in the fourth quarter of 2023.

On June 1, 2022 Stevanato Group shareholders approved the distribution of EUR 13,500 thousand in dividends (EUR 0.051 per common share) in part from the net profits realized in the previous financial year and in part from "other reserves". The dividend was paid on July 13, 2022 to shareholders of record at June 14, 2022.